INTANGIBLE ASSETS, NET - Annual Amortization Expense Of Intangible Assets (Details) $ in Thousands	Jun. 30, 2019 USD ($)
INTANGIBLE ASSETS, NET
2020	$ 311
2021	311
2022	311
2023	311
2024	139
Intangible assets, Total	$ 1,383